QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Date of report (Date of earliest event reported):	February 11, 2002
AFTERMARKET TECHNOLOGY CORP. (Exact Name of Registrant as Specified in Its Charter)
Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-21803 (Commission File Number)	95-4486486 (I.R.S. Employer Identification No.)
One Oak Hill Center, Suite 400, Westmont, IL (Address of Principal Executive Offices)		60559 (Zip Code)
Registrant's Telephone Number, Including Area Code:	(630) 455-6000

AFTERMARKET TECHNOLOGY CORP.

FORM 8-K

Item 5.    Other Events.

        On February 11, 2002, Aftermarket Technology Corp. issued a press release announcing its financial results for the quarter and year ended December 31, 2001. Attached as Exhibit 99 hereto is a copy of such press release.

Item 7.    Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)
Exhibits

        Exhibit 99            Press release dated February 11, 2002

Forward Looking Statement Notice

        The exhibit hereto contains forward-looking statements that involve risks and uncertainties because such statements are based upon assumptions as to future events that may not prove to be accurate. There can be no assurance that actual results will not differ materially from those projected or implied by such statements. The factors that could cause actual results to differ are discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 and other filings made by the Company with the Securities and Exchange Commission.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AFTERMARKET TECHNOLOGY CORP.
Dated: February 11, 2002
	By:	/s/ JOSEPH SALAMUNOVICH Joseph Salamunovich Vice President

QuickLinks

  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.
SIGNATURES